UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2022

Canterbury Park Holding Corporation
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

001-37858	47-5349765
(Commission File Number)	(IRS Employer Identification No.)

1100 Canterbury Road, Shakopee, Minnesota	55379
(Address of Principal Executive Offices)	(Zip Code)

(952) 445-7223
(Registrant’s telephone number, including area code)

Securities registered pursuant Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common stock, $.01 par value	CPHC	Nasdaq

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b‑2 of the Securities Exchange Act of 1934 (17 CFR §240.12b‑2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2022, the Board of Directors of the Company elected Peter W. Ahn and Damon E. Schramm to the Company’s Board of Directors. The election of Messrs. Ahn and Schramm is the result of the Board succession planning process overseen by the Governance Committee and the previously announced director recruitment process led by the Governance Committee, which had the goal of enhancing the gaming, real estate and other expertise relevant to the Company’s business and strategic direction and enhancing the diversity of the Board.

Following the election of Messrs. Ahn and Schramm, the Board of Directors is comprised of seven directors. Also, on October 5, 2022, Mr. Ahn was appointed to the Company’s Audit Committee to serve with directors Mark Chronister (Chair), Carin J. Offerman, and John S. Himle, and Mr. Schramm was appointed to the Company’s Compensation Committee to serve with directors Carin J. Offerman (Chair), Maureen H. Bausch, and Mark Chronister.

Each of Messrs. Ahn and Schramm is an “independent director” under the Nasdaq Listing Rules and meets the further independence criteria applicable to the Audit Committee and Compensation Committee, respectively. Mr. Ahn also is “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Neither Mr. Ahn nor Mr. Schramm have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

On October 6, 2022, the Company announced the election of Messrs. Ahn and Schramm by the press release attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d.) Exhibits

99.1	Press release issued by Canterbury Park Holding Corporation on October 6, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTERBURY PARK HOLDING CORPORATION

Dated: October 6, 2022	By:	/s/ Randall D. Sampson
Randall D. Sampson
President and Chief Executive Officer